SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    August 12, 2002
                                                      ---------------------


                                  PRAXAIR, INC.
                                  -------------

             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE
--------
(State or Other Jurisdiction of Incorporation)

1-11037                                     06-124-9050
-------                                     -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's Telephone Number, Including Area Code)


N/A
---
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure
--------------------------------

On August 12, 2002, each of the Principal Executive Officer, Dennis H. Reilley, and Principal Financial Officer, James S. Sawyer, of Praxair, Inc. submitted to the Securities and Exchange Commission sworn statements, dated August 9, 2002, pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRAXAIR, INC.
                                            Registrant




Date:   August 12, 2002                     By: /s/  David H. Chaifetz
                                                --------------------------------
                                                David H. Chaifetz
                                                Vice President, General Counsel
                                                and Secretary

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Exhibit Index

Exhibit (99.1): Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 9, 2002

Exhibit (99.1): Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 9, 2002